EXHIBIT 32.2

                        EMPIRE FINANCIAL HOLDING COMPANY

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Empire Financial Holding Company (the "Company") for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Patrick E. Rodgers, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contains the Report fairly presents in all material respects, the financial condition and results of operations of the Company.



                                        /s/ Patrick E. Rodgers
                                        ----------------------
                                        Patrick E. Rodgers
                                        Chief Financial Officer
Date:  August 26, 2004